Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT AND WAIVER

THIS FIRST AMENDMENT AND WAIVER, dated as of May 30, 2023 (this “Amendment and Waiver”), is among DIEBOLD NIXDORF, INCORPORATED, an Ohio corporation (the “Company”), DIEBOLD NIXDORF HOLDING GERMANY GMBH (the “Borrower”), each other Loan Party party hereto, the Lenders party hereto, GLAS USA LLC, as administrative agent (the “Administrative Agent”), and GLAS AMERICAS LLC, as collateral agent (the “Collateral Agent”), and amends that certain Credit Agreement, dated as of December 29, 2022, by and among the Company, the Borrower, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent (as amended, restated, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”, and as further amended and modified by this Amendment and Waiver, the “Credit Agreement”).

WHEREAS, on the date hereof, the Company, certain of the Company’s direct and indirect Subsidiaries party thereto, the Initial Consenting Creditors (as defined in the Restructuring Support Agreement (as defined below)) party thereto and the DIP Backstop Parties (as defined in the Restructuring Support Agreement) party thereto have entered into that certain Restructuring Support Agreement, dated as of May 30, 2023 (the “Restructuring Support Agreement”), which contemplates certain Restructuring Transactions (as defined therein); and

WHEREAS, in anticipation of the Restructuring Transactions, the Company, the Borrower and the other Loan Parties have requested that the Administrative Agent and the Lenders party hereto, constituting the Required Lenders under the Credit Agreement as of the date hereof (collectively, the “Consenting Lenders”), amend the Existing Credit Agreement and temporarily waive the Specified Defaults (as defined below) on the terms and conditions set forth herein, and the Consenting Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement and grant such temporary waivers, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreement, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

ARTICLE II

WAIVER AND FORBEARANCE

2.1. The Company has informed the Administrative Agent, the Collateral Agent and the Consenting Lenders that, but for this Amendment and Waiver, certain Unmatured Defaults and Defaults would result from the Restructuring Transactions under:

(i) Section 7.2 of the Credit Agreement as a result of failure to pay (A) principal of any Loan when due, (B) interest on any Loan or of any commitment or ticking fee when due, or (C) any other obligations under any of the Loan Documents when due;

(ii) Section 7.5 of the Credit Agreement as a result of (A) the failure by the Company or any of its Subsidiaries to pay when due any principal of, or premium or interest on (beyond any applicable grace period therefor) any Material Indebtedness, (B) default by the Company or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or the occurrence of any other event or condition, the effect of which causes, or permits the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity, or (C) Material Indebtedness of the Company or any of its Subsidiaries declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof;

(iii) Section 7.6 of the Credit Agreement as result of any of the following occurring with respect to the Company or certain of its Subsidiaries (A) voluntarily having an order for relief entered with respect to it under any existing or future Debtor Relief Law, (B) making an assignment for the benefit of creditors, (C) applying for, seeking, consenting to, or acquiescing in, the appointment of a receiver, interim receiver, monitor, administrator, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (D) instituting any proceeding seeking an order for relief under any existing or future Debtor Relief Law, seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, administration, reorganization, moratorium, arrangement, adjustment or composition of it or its debts or seeking similar relief under any Debtor Relief Law or similar proceeding or failing to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (E) taking any corporate, company or other action to authorize or effect any of the foregoing actions set forth in the foregoing clauses (A)-(D), or (F) not paying, or admitting in writing its inability to pay, its debts generally as they become due;

(iv) Section 7.13 of the Credit Agreement as result of any Lien purported to be created on any material portion of the Collateral under any Security Document ceasing to be, or being asserting in writing by any Loan Party not to be, a valid and perfected Lien on such Collateral; and

(v) Section 7.14 of the Credit Agreement as result of the Credit Agreement, any Guaranty or any Security Document ceasing to be in full force and effect and valid, binding and enforceable in accordance with its terms, or any Loan Party so stating in writing (collectively, clauses (i)-(v), the “Specified Defaults”).

2.2. Commencing on the Effective Date (as defined below), the Administrative Agent and the Collateral Agent (each acting at the direction of the Consenting Lenders pursuant to this Amendment and Waiver) and the Consenting Lenders hereby agree to temporarily waive the Specified Defaults. It being understood and agreed that during such waiver period, none of the Specified Defaults shall constitute an Unmatured Default or Default under the Credit Agreement and no event giving rise to any Specified Default shall result in the acceleration of the Obligations under Section 8.1 of the Credit Agreement or any other provision of any Loan Document.

2.3. If the “Termination Date” (as defined in the Restructuring Support Agreement) occurs at any time prior to the indefeasible repayment in full of all Obligations, the waiver of the Specified Defaults set forth in Section 2.1 above shall automatically terminate and the Company, the Borrower and the other Loan Parties shall be required to comply with the terms of the Credit Agreement as if the waiver in this Article II shall have never occurred.

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2.4. Commencing on the Effective Date and continuing until the occurrence of the Termination Date (as defined in the Restructuring Support Agreement), the Consenting Lenders hereby agree to forbear from, and instruct the Administrative Agent and the Collateral Agent to forbear from, (x) declaring due and payable, or both, the principal of and accrued and unpaid interest and fees in respect of, the Loans and/or any other Obligations, and (y) otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the Credit Agreement, the other Loan Documents and applicable law, solely to the extent that such remedies arise exclusively from an Unmatured Default or Default. Upon the occurrence of the Termination Date, the agreement of the Consenting Lenders under this Section 2.4 to forbear from exercising their respective rights and remedies with respect to an Unmatured Default and a Default shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which are waived by the Company, the Borrower and each other Loan Party. The Company, the Borrower and the other Loan Parties agree that the Administrative Agent, the Collateral Agent or the Consenting Lenders may at any time following the occurrence of the Termination Date proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, the other Loan Documents and/or applicable law, including their respective rights and remedies with respect to an Unmatured Default or a Default, in each case, subject to the terms and conditions set forth therein.

2.5. This Amendment and Waiver shall not constitute a waiver of any Unmatured Default or Default that has occurred and is continuing, or any rights or remedies of the Lenders under the Loan Documents in connection therewith, except as expressly stated in this Section 2.

ARTICLE III

REPRESENTATIONS

3.1. Each Loan Party party hereto represents and warrants to the Administrative Agent and the Consenting Lenders on the date hereof, that:

(i) each Loan Party party hereto has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and Waiver and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and Waiver;

(ii) each Loan Party party hereto has duly executed and delivered this Amendment and Waiver, and this Amendment and Waiver constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(iii) neither the execution and delivery by the Loan Parties of this Amendment and Waiver, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate the constitutive documents of any Loan Party party hereto.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

This Amendment and Waiver shall become effective on the first date (the “Effective Date”) on which each of the following conditions have been satisfied:

4.1. this Amendment and Waiver shall have been duly executed and delivered by the Company, the Borrower, each of the other Loan Parties, the Administrative Agent, the Collateral Agent and the Consenting Lenders (constituting the Required Lenders);

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4.2. all representations and warranties made by any Loan Party contained herein are true and correct in all material respects; and

4.3. the Restructuring Support Agreement shall be in full force and effect.

ARTICLE V

MISCELLANEOUS

5.1. On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time. This Amendment and Waiver shall constitute a Loan Document.

5.2. Subject to the Interim DIP Order and Final DIP Order (each as defined in the Restructuring Support Agreement), the Company, the Borrower and the other Loan Parties agree to pay all reasonable out-of-pocket costs and expenses of (i) the Administrative Agent and the Collateral Agent (including the reasonable fees, charges and disbursements of White & Case LLP, as counsel to the Administrative Agent and the Collateral Agent), (ii) the Consenting Lenders (including the reasonable fees, charges and disbursements of (A) Davis Polk & Wardwell LLP, as counsel to the Consenting Lenders, (ii) Houlihan Lokey, Inc., as financial advisor to the Consenting Lenders and (iii) any local counsels to the Consenting Lenders), in each case, in connection with the preparation, execution and delivery of this Amendment and Waiver, which such amounts, for the avoidance of doubt, shall constitute Obligations under the Credit Agreement and the other Loan Documents.

5.3. Except as expressly amended hereby, the Company, the Borrower and the other Loan Parties agree that the Credit Agreement and the other Loan Documents are ratified and confirmed and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and Waiver shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Nothing herein shall be deemed to entitle the Company, the Borrower or the other Loan Parties to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment and Waiver shall not constitute a novation of any Obligations.

5.4. This Amendment and Waiver may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopy or PDF shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver. For the avoidance of doubt, the words “execution,” “signed,” “signature,” and words of like import in this Amendment and Waiver shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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5.5. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions contained in Section 16.2 of the Credit Agreement (Waiver of Jury Trial) and Section 16.3 of the Credit Agreement (Submission to Jurisdiction; Waivers) are incorporated herein by reference, mutatis mutandis, to the same extent as if reproduced herein in their entirety.

5.6. Any provision in this Amendment and Waiver that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment and Waiver are declared to be severable.

5.7. The Administrative Agent and the Collateral Agent are entering into this Amendment and Waiver solely in their respective capacities as Administrative Agent and the Collateral Agent under the Credit Agreement and pursuant to the instructions of the Consenting Lenders. The Borrower, the Company, each other Loan Party and each Consenting Lender (a) confirms that this Amendment and Waiver imposes no duty on the Administrative Agent and the Collateral Agent to take any action or to exercise any of the powers granted to it (other than as expressly set forth herein) and (b) all rights, protections, indemnities and benefits granted to the Administrative Agent and the Collateral Agent in the Loan Documents are hereby reaffirmed with respect to each of their actions taken pursuant to this Amendment and Waiver and incorporated as if fully set forth in this Amendment and Waiver.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

DIEBOLD NIXDORF, INCORPORATED

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: Executive Vice President, Chief Legal Officer & Corporate Secretary

DIEBOLD NIXDORF HOLDING GERMANY GMBH

By:	/s/ Olaf Heyden
Name: Olaf Heyden
Title: Managing Director

DIEBOLD GLOBAL FINANCE CORPORATION

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD HOLDING COMPANY, LLC

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD SST HOLDING COMPANY, LLC

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

[Signature Page to First Amendment and Waiver]

GRIFFIN TECHNOLOGY INCORPORATED

/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD SELF-SERVICE SYSTEMS

/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD NIXDORF TECHNOLOGY FINANCE, LLC

/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD NIXDORF (UK) LIMITED

/s/ Paul Young
Name: Paul Young
Title: Director

DIEBOLD NIXDORF CANADA, LIMITED

/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: Vice President and Secretary

DIEBOLD CANADA HOLDING COMPANY INC.

/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: Vice President and Secretary

[Signature Page to First Amendment and Waiver]

DIEBOLD NIXDORF GLOBAL HOLDING, B.V.

/s/ Elizabeth Christine Radigan
Name: Elizabeth Christine Radigan
Title: Managing Director A

/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Managing Director B

DIEBOLD NIXDORF BV

/s/ Nancy De Troyer
Name: Nancy De Troyer
Title: Managing Director

DIEBOLD NIXDORF B.V.

/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Managing Director

/s/ Michael Engel
Name: Michael Engel
Title: Managing Director

DIEBOLD NIXDORF DUTCH HOLDING B.V.

/s/ Elizabeth Christine Radigan
Name: Elizabeth Christine Radigan
Title: Managing Director A

/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Managing Director B

[Signature Page to First Amendment and Waiver]

DIEBOLD NIXDORF SOFTWARE PARTNER B.V.

By:	/s/ Michael Engel
Name: Michael Engel
Title: Managing Director

DIEBOLD NIXDORF SOFTWARE C.V. By: Diebold Nixdorf Software Partner B.V., its General Partner

By:	/s/ Michael Engel
Name: Michael Engel
Title: Managing Director

DIEBOLD NIXDORF GLOBAL SOLUTIONS B.V.

By:	/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Managing Director

DIEBOLD NIXDORF S.A.S.

By:	/s/ Octavio Marquez
Name: Octavio Marquez
Title: President

DIEBOLD NIXDORF S.R.L.

By:	/s/ Ewa Porebska
Name: Ewa Porebska
Title: Director

Place of Execution:

[Signature Page to First Amendment and Waiver]

DIEBOLD NIXDORF SP. Z O. O.

/s/ Stanislaz Zrcek
Name: Stanislav Zrcek
Title: Member of the Management Board

DIEBOLD NIXDORF BPO SP. Z O. O.

/s/ Adrian Gawrys
Name: Adrian Gawrys
Title: Director

DIEBOLD NIXDORF S.L.

/s/ Antonio Albarrán Rodriguez
Name: Antonio Albarrán Rodriguez
Title: Director

DIEBOLD NIXDORF AB

/s/ René Lauxtermann
Name: René Lauxtermann
Title: Director

[Signature Page to First Amendment and Waiver]

GLAS USA LLC, as Administrative Agent

By:	/s/ Jeffrey Schoenfeld
Name: Jeffrey Schoenfeld
Title: Vice President

GLAS AMERICAS LLC, as Collateral Agent

By:	/s/ Jeffrey Schoenfeld
Name: Jeffrey Schoenfeld
Title: Vice President

[Signature Page to First Amendment and Waiver]

Additional signature pages have been redacted

[Lender Signature Pages]

[Signature Page to First Amendment and Waiver]